UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2010

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

20 East Carrillo Street, 2nd Floor Santa Barbara, California		93101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01.	Other Events.

Amendment to Articles of Incorporation

On September 23, 2010, Pacific Capital Bancorp, a California corporation (the “Company”), filed with the California Secretary of State an amendment to the articles of incorporation of the Company (the “Articles of Incorporation”) for the purpose of increasing the total number of authorized shares of common stock, no par value, of the Company (“Common Stock”) from 500,000,000 to 5,000,000,000 (the “Charter Amendment”). The Charter Amendment became effective upon filing. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by the complete copy of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Conversion of Series C Preferred Stock

On September 23, 2010, immediately following the effectiveness of the Charter Amendment, each outstanding share of Series C Convertible Participating Voting Preferred Stock, having a liquidation amount of $1,000 per share, of the Company (“Series C Preferred Stock”), all of which was held by SB Acquisition Company LLC, a wholly-owned subsidiary of Ford Financial Fund, L.P. (the “Investor”), mandatorily converted into 5,000 shares of Common Stock. As a result, upon the conversion of the Series C Preferred Stock, the Company issued 2,275,000,000 shares of Common Stock in the aggregate to the Investor. The issuance of the shares of Common Stock and the shares of Series C Preferred Stock were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act.

Conversion of Series D Preferred Stock

On September 23, 2010, following the effectiveness of the Charter Amendment, the Company provided notice to the United States Department of the Treasury (“Treasury”) that it was exercising its right to compel a conversion of all of the outstanding shares of Series D Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, having a liquidation amount of $1,000 per share, of the Company (the “Series D Preferred Stock”) into shares of Common Stock. On September 27, 2010, following Treasury’s acknowledgment of receipt of such notice, the Company converted each share of the Series D Preferred Stock into 1,850 shares of Common Stock. As a result, upon the conversion of the Series D Preferred Stock, the Company issued 360,833,250 shares of Common Stock in the aggregate to Treasury. The issuance of the shares of Common Stock and the shares of Series D Preferred Stock were exempt from registration under the Securities Act, pursuant to Section 4(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Articles of Incorporation of Pacific Capital Bancorp filed with the Secretary of State of California on September 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP (Registrant)

September 27, 2010	By:	/S/ MARK K. OLSON
Mark K. Olson Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment of Articles of Incorporation of Pacific Capital Bancorp filed with the Secretary of State of California on September 23, 2010.